UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2018

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Farnsworth Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 443-3000

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 26, 2018, General Electric Company (“GE” or the “Company”) announced the results of its strategic review and its plans to focus on Aviation, Power and Renewable Energy. As part of the review, GE announced it plans to separate GE Healthcare as a standalone company, separate Baker Hughes, a GE company, over time, reduce debt, further reduce the size of GE Capital’s balance sheet and introduce a leaner corporate structure. GE also announced that the independent members of the Board of Directors have elected H. Lawrence Culp, Jr. as lead director, effective June 26, 2018.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 22, 2018, GE entered into an unsecured credit facility with six banking organizations at an initial aggregate principal commitment amount of $19.8 billion (the “Unsecured Credit Facility”). The Unsecured Credit Facility replaces the unsecured credit facilities that were entered into on January 15, 2018. GE entered into the Unsecured Credit Facility to increase its total effective amount available from approximately $37.5 billion to approximately $40 billion and to extend the duration of its unsecured credit facilities to align with the execution timeline for the new strategic plan.

The Unsecured Credit Facility matures on December 31, 2020, and any borrowings under the Unsecured Credit Facility may, at the election of GE, be prepaid prior to such date, in whole or in part, without premium or penalty. Extensions of credit under the Unsecured Credit Facility may be utilized by GE for working capital or any other general corporate purposes. The Unsecured Credit Facility is also subject to mandatory repayment provisions and commitment reductions in connection with specified issuances of equity and incurrences of incremental debt by GE or its subsidiaries, as well as with a portion of industrial business disposition proceeds. As of the date hereof, GE has made no borrowings under the Unsecured Credit Facility. The unsecured credit facilities entered into on January 15, 2018 were terminated upon the execution of the Unsecured Credit Facility.

Item 8.01	Other Events.

The information in the “Explanatory Note” above is incorporated by reference herein.

A copy of the press release announcing the new strategic plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit is being filed as part of this report:

Exhibit Description
99.1Press release, dated June 26, 2018 issued by GE

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Caution Concerning Forward-Looking Statements

This document contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address GE’s expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," “estimate,” “forecast,” "target," “preliminary,” or “range.”

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about plans to maintain the GE dividend; plans to separate GE Healthcare as a standalone company, including the timing and structure for that separation, the characteristics of the business to be separated and the expected benefits to GE; plans to divest GE’s equity ownership position in Baker Hughes, a GE company (BHGE) and the expected benefits to GE; debt repayment plans; the benefits of the new GE Operating System; divestiture proceeds expectations; GE and GE Capital liquidity; revenues; future corporate performance; and leverage targets.

Particular uncertainties that could cause GE’s actual results to be materially different than those expressed in GE’s forward-looking statements include:

•
the Company’s success in executing and completing, including obtaining regulatory approvals and satisfying other closing conditions for, GE Industrial and GE Capital business or asset dispositions or other announced transactions, including GE’s planned separation or disposition of GE Healthcare, GE Transportation and BHGE, the sale price, timing, and anticipated proceeds from those or other dispositions and potential trailing liabilities;

•	GE’s liquidity and the amount and timing of GE’s GE Industrial cash flows and earnings, which may be impacted by customer, competitive, contractual and other dynamics and conditions;

•
GE’s capital allocation plans, as such plans may change including with respect to the timing and amount of GE dividends, organic investments, including research and development, investments in Digital and capital expenditures, the repayment or migration of GE’s outstanding debt obligations, pension funding contributions, acquisitions, joint ventures and other strategic actions; GE’s ability to maintain GE’s current short- and long-term credit ratings and the impact on GE’s funding costs and competitive position if GE does not do so;

•
customer actions or market developments such as reduced demand for equipment and services and other challenges in GE’s Power business, other shifts in the competitive landscape for GE’s products and services, changes in economic conditions, including oil prices, early aircraft retirements and other factors that may affect the level of demand and financial performance of the major industries and customers the Company serves;

•
changes in law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and exchange rate volatility, commodity and equity prices and the value of financial assets;

•
GE Capital's capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations, the impact of conditions in the financial and credit markets on GE Capital's ability to sell financial assets, GE Capital’s leverage and credit ratings, the availability and cost of GE Capital funding and GE Capital's exposure to counterparties;

•
pending and future mortgage loan repurchase claims, other litigation claims and the U.S. Department of Justice's investigation under the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and other investigations in connection with WMC, which may affect GE’s estimates of liability, including possible loss estimates;

•	the Company’s ability to launch new products in a cost-effective manner;

•	the Company’s ability to increase margins through implementation of the new GE Operating System, restructuring and other cost reduction measures;

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•	the Company’s ability to convert pre-order commitments/wins into orders/bookings;

•
the price GE realizes on orders/bookings since commitments/wins are stated at list prices; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of WMC, Alstom, SEC and other investigative and legal proceedings;

•
the Company’s success in integrating acquired businesses and operating joint ventures, and the Company’s ability to realize revenue and cost synergies from announced transactions, acquired businesses and joint ventures, including Alstom and BHGE;

•	the impact of potential product safety failures and related reputational effects;

•	the impact of potential information technology, cybersecurity or data security breaches;

•	the other factors that are described in "Forward-Looking Statements" in BHGE’s most recent earnings release or SEC filings; and

•	the other factors that are described in "Risk Factors" in GE’s Annual Report on Form 10-K for the year ended December 31, 2017.

These or other uncertainties may cause GE’s actual future results to be materially different than those expressed in GE’s forward-looking statements. GE does not undertake to update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: June 26, 2018	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Corporate, Securities and Finance Counsel

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